Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
a)On February 22, 2023, the Company sold its wholly-owned LNG carrier, the Seapeak Arctic, for net proceeds of $14.9 million.
b)On December 19, 2022, the Company received an equity contribution of $129.3 million from Stonepeak in connection with funding the first installment payments for three of the five Samsung LNG Carrier Newbuildings the Company ordered in November 2022. On February 10, 2023, the Company received a further equity contribution of $86.2 million from Stonepeak to fund the first installment payments for the remaining two Samsung LNG Carrier Newbuildings. On March 8, 2023, the Company issued 11,383,543 common units to Stonepeak based on total equity contributions received of $215.5 million.
c)On March 9, 2023, contracts with Hyundai Mipo Dockyard were entered into for the construction of two additional 45,000-cubic meter LPG-fueled LPG carriers with scheduled deliveries in 2025. The Company has a 25% economic ownership interest in these LPG carriers and its proportionate share of the total fully built-up cost is approximately $42.1 million.
d)On March 10, 2023, the Company entered into five forward-starting, SOFR-based interest rate swaps with effective dates ranging from September 2025 to June 2026 which have varying termination dates in 2037. The weighted-average fixed interest rate of the interest rate swaps is 3.1%. The notional principal amount of each of the five interest rate swaps begins at $10.8 million upon their effective date and increases to $86.2 million upon the expected delivery date of the vessel and declines each month over the remaining term to $32.8 million upon maturity. The interest rate swaps will economically hedge a portion of the Company's interest rate exposure on the expected debt financing for the Samsung LNG Carrier Newbuildings' construction installments (see Note 14).